UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 24, 2021

Date of Report (Date of earliest event reported)

BurgerFi International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38417	82-2418815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 US Highway 1, North Palm Beach, FL	33408
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 844-5528

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BFI	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	BFIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

As used in this Current Report on Form 10-K, unless the context requires otherwise, the terms “the Company,” “BurgerFi,” “we,” “us” and “our” refer to BurgerFi International, Inc. and its subsidiaries.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)    Effective February 24, 2021, AJ (Andrea) Acker resigned as a member of the Company’s board of directors.

(b)    Contemporaneously with the resignation of Ms. Acker from the Company’s board of directors, Martha Stewart was appointed to the board of directors of BurgerFi as a Class A director to fill the vacancy created by the of Ms. Acker. Upon her appointment to the board of directors and each year thereafter during which she serves, Ms. Stewart will be entitled to a grant of 5,000 shares of restricted stock under our 2020 Omnibus Equity Incentive Plan, each of which shall vest upon the completion of twelve (12) months of continuous service on the Board and a cash payment of $7,500. Ms. Stewart and Ophir Sternberg, our Executive Chairman, have been appointed to serve on the Company’s newly created Product & Innovation Committee, which will evaluate and advise on the Company’s pursuit of innovative practices and technologies that seek to enrich our customers’ experiences, increase stockholder value, and lead to a better world.

Item 7.01	Regulation FD Disclosure

On February 25, 2021, the Company issued a press release announcing the appointment of Martha Stewart to the Company’s board of directors. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.

99.1*	Press Release dated February 25, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished but not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2021

BurgerFi International, Inc.

By:	/s/ Julio Ramirez
Julio Ramirez, Chief Executive Officer

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